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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) certificates for shares of Series B Depositary Shares (the "Depositary Shares"), each representing 1/2,000 of a share of Series B Cumulative Preferred Stock of Ford Motor Company ("Ford") cannot be delivered to the Exchange Agent by the Expiration Date (as defined in
the Prospectus of Ford and Ford Motor Company Capital Trust I dated           ,
1995 (the "Prospectus")), (ii) the procedure for book-entry transfer of Depositary Shares (as set forth in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mail to the Exchange Agent. See the Prospectus.

To: Chemical Bank, Exchange Agent
    c/o Chemical Mellon Shareholder Services

                                    BY HAND:
                           Reorganization Department
                            120 Broadway, 13th Floor
                               New York, NY 10271

                             BY OVERNIGHT COURIER:
                           Reorganization Department
                               85 Challenger Road
                           Ridgefield Park, NJ 07660

                                    BY MAIL:
                                Midtown Station
                                  P.O. Box 837
                               New York, NY 10018

                           BY FACSIMILE TRANSMISSION:
                        (For Eligible Institutions Only)

                                 (201) 296-4293

                Confirm Receipt of Notice of Guaranteed Delivery
                                 by Telephone:

                                 (201) 296-4209

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Ford Motor Company Capital Trust I (the "Trust"), upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Depositary Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the Prospectus.

                                                         SIGN HERE

Number of Depositary Shares tendered: X.........................................


 ..................................... X.........................................
                                                       (SIGNATURE(S))


Certificate Nos. (if available):      ..........................................
                                                (NAME(S)) (PLEASE PRINT)


 ..................................... ..........................................
                                                         (ADDRESS)


 ..................................... ..........................................
                                                         (ZIP CODE)

                                      ..........................................
                                                 (AREA CODE AND TELEPHONE NO.)



If Depositary Shares will be tendered by book-entry transfer:

Name of Tendering Institution: ........


 .......................................

Check Box of Book-Entry Transfer Facility:

  / /  The Depository Trust Company

  / /  Philadelphia Depository Trust Company

  / /  Midwest Securities Trust Company

Account No.:

 .......................................




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                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Depositary Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Depositary Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the Depositary Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the Depositary Shares tendered hereby into the account of the Exchange Agent at the Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's Message (as defined in the Prospectus)) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice.
                                        ........................................
                                                     (NAME OF FIRM)
                                        ........................................
                                                 (AUTHORIZED SIGNATURE)
                                        ........................................
                                                         (NAME)
                                        ........................................
                                                       (ADDRESS)
                                        ........................................
                                                       (ZIP CODE)

Dated: ...........................      ........................................
                                             (AREA CODE AND TELEPHONE NO.)

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES
                  MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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